                                                               FILE NO. 33-65135
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                      (TO PROSPECTUS DATED APRIL 4, 1996)
                (TO PROSPECTUS SUPPLEMENT DATED APRIL 10, 1996)

                                     PROSPECTUS NUMBER: 1427
                                     DATED: DECEMBER 6, 1996


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                Fed Funds (Prior Day H.15)


INDEX MATURITY:           One Day


TRADE DATE:               December 6, 1996


SETTLEMENT DATE:          December 11, 1996


MATURITY DATE:            December 11, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.190%
                          (plus nineteen bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Daily


INTEREST PAYMENT DATES:   Quarterly, on the 11th of March, June, September and December,
                          commencing March 1997 through Maturity, subject to following business day convention.


INITIAL INTEREST RATE:    TBD, December 11, 1996


FORM:                     Book-entry

